SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549
                      --------------------




                           FORM 8-K/A

               AMENDMENT NO. 1 TO CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):               May 29, 1997
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                             P-COM, Inc.
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           (Exact name of registrant as specified in charter)


        Delaware                    0-25356                    77-02893711
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(State or Other Jurisdiction      (Commission                (IRS Employer
   of Incorporation)              File Number)            Identification No.)


3175 S. Winchester Boulevard, Campbell, California                 95008
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:         (408) 866-3666
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                         Not Applicable
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      (Former Name or Former Address, if Changed Since Last Report.)








                        AMENDMENT NO. 1

     The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities Exchange Commission on June 13, 1997, as set forth in the pages attached hereto:


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
-----------------------------------------------

     (a)  Previously filed.

     (b)  Previously filed.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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      The  following  financial  statements  and  pro  forma
      financial information are filed as a part of this report.

     (a)  Financial Statements of Business Acquired.
     -----------------------------------------------

          Control Resources Corporation

          (1)   Report of Independent Auditors (KPMG Peat Marwick LLP);

          (2)   Balance Sheets as of December 31, 1996 and 1995;

          (3) Statements of Operations and (Accumulated Deficit) Retained Earnings for the years ended December 31, 1996 and 1995;

          (4) Statements of Cash Flows for the years ended December 31, 1996 and 1995;

          (5) Notes to Financial Statements for the years ended December 31, 1996 and 1995.

     (b)   Pro Forma Financial Information.
     --------------------------------------

           P-COM, Inc. and Subsidiaries

           (1) Pro forma Combined Condensed Statement of Operations for the year ended December 31, 1996 (unaudited);

           (2) Pro forma Combined Condensed Statement of Operations for the three (3) months ended March 31, 1997 (unaudited);

           (3) Pro forma Combined Condensed Balance Sheet for the month ended March 31, 1997 (unaudited);

           (4) Unaudited Notes to Pro forma Combined Statement of Operations.

      (c)   Exhibits.  The following documents are filed as exhibits to
            ---------
            this report:

           7(a) Financial Statements of Control Resources Corporation 7(b) Pro Forma Financial Information
           23.1  Consent of Independent Accountants






                          SIGNATURES
                          ----------

           Pursuant  to  the requirements of the  Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 P-COM, Inc.
                                 (Registrant)


Dated:   June 26, 1997            By:    /s/  Michael J. Sophie
                                         ---------------------------

                                Name:    Michael J. Sophie
                                         ---------------------------

                               Title:    Vice President, Finance and
                                         Administration and Chief
                                         Financial Officer




                         EXHIBIT INDEX




Exhibit Number
--------------
    7(a)          Financial Statements of Business Acquired
                  -----------------------------------------
                  Control Resources Corporation

                  (1)   Report of Independent Auditors;

                  (2)   Balance Sheets as of December 31, 1996 and 1995;

                  (3) Statement of Operations and (Accumulated Deficit) Retained Earnings for the years ended December 31, 1996 and 1995;

                  (4) Statement of Cash Flows for the fiscal years ended December 31, 1996 and 1995;

                  (5) Notes to Financial Statements for the fiscal years ended December 31, 1996 and 1995.

    7(b)          Pro forma Financial Information
                  -------------------------------

                  P-COM, Inc. and Subsidiaries

                  (1)   Pro forma Combined Condensed Statement of
                        Operations for the year ended December 31, 1996 (unaudited);

                  (2)   Pro forma Combined Condensed Statement of
                        Operations for the three (3) months ended March 31, 1997 (unaudited);

                  (3) Pro forma Combined Condensed Balance Sheet for the month ended March 31, 1997 (unaudited); and

                  (4) Unaudited Notes to Pro forma Combined Statement of Operations.

    23.1          Consent of Independent Accountants






                           EXHIBIT 7(a)



                 CONTROL RESOURCES CORPORATION

                      Financial Statements

                   December 31, 1996 and 1995


          (With Independent Auditors' Report Thereon)